Filed pursuant to Rule 497(a)

Registration File No. 333-276252

Rule 482ad

Sixth Street Specialty Lending, Inc. Prices Public Offering of

$300.0 million 5.625% Unsecured Notes due 2030

NEW YORK—(BUSINESS WIRE)—February 18, 2025—Sixth Street Specialty Lending, Inc. (NYSE:TSLX) (“TSLX” or the “Company”) announced today that it has priced an underwritten public offering of $300.0 million in aggregate principal amount of 5.625% notes due 2030. The notes will mature on August 15, 2030 and may be redeemed in whole or in part at TSLX’s option at any time at par plus a “make-whole” premium, if applicable.

TSLX expects to use the net proceeds of the offering to pay down outstanding debt under its revolving credit facility. However, through re-borrowing under the revolving credit facility, TSLX intends to make new investments in accordance with its investment objectives and strategies outlined in the preliminary prospectus supplement and the accompanying prospectus described below in greater detail.

In connection with the offering, TSLX intends to enter into an interest rate swap to better align the interest rates of its liabilities with its investment portfolio, which consists of predominately floating rate loans.

BofA Securities, J.P. Morgan, SMBC Nikko and Wells Fargo Securities are acting as joint book-running managers for this offering. MUFG, Truist Securities, HSBC, Mizuho, Morgan Stanley, Citigroup, Goldman Sachs & Co. LLC and RBC Capital Markets are also acting as book-running managers for this offering. ICBC Standard Bank, Keefe, Bruyette & Woods, A Stifel Company, Oppenheimer & Co., Citizens Capital Markets, Raymond James, Ladenburg Thalmann, Comerica Securities and R. Seelaus & Co., LLC are acting as co-managers for this offering. The offering is expected to close on February 25, 2025, subject to the satisfaction of customary closing conditions.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The pricing term sheet dated February 18, 2025, the preliminary prospectus supplement dated February 18, 2025 and the accompanying prospectus dated December 22, 2023, each of which have been or will be filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of TSLX and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with the SEC and is effective. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from BofA Securities, Inc., NC1-022-02-425, 201 North Tryon Street, Charlotte, NC 28255-0001, attn: Prospectus Department, email: dg.prospectus_requests@bofa.com, telephone: 1-800-294-1322.

About Sixth Street Specialty Lending, Inc.

TSLX is a specialty finance company focused on lending to middle-market companies. The Company seeks to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine loans and investments in corporate bonds, equity securities and other instruments. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. TSLX is externally managed by Sixth Street Specialty Lending Advisers, LLC, an SEC registered investment adviser. TSLX leverages the deep investment, sector, and operating resources of Sixth Street Partners, LLC, a global investment firm with over $100 billion of assets under management and committed capital.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or the Company’s future performance or financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in the Company’s filings with the SEC. Investors should not place undue reliance on these forward-looking statements, which apply only as of the date on which the Company makes them. The Company does not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

Source: Sixth Street Specialty Lending, Inc.

Investors:

Cami VanHorn

469-621-2033

IRTSLX@sixthstreet.com

Media:

Patrick Clifford

617-793-2004

pclifford@sixthstreet.com